EXHIBIT 10.1

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                               AGREEMENT OF LEASE

Parties. This Lease, dated, for reference purposes only, January 16, 1991, is made by and between Rowland Investments, an Ohio Partnership, 3900 Indian Ripple Road, Dayton, Ohio 45440 (herein called "Lessor") and Miami Computer Supply, Inc. (herein called "Lessee") hereby agree as follows:

Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon the conditions set forth herein, that certain real property situated in the County of Greene, State of Ohio, commonly known as 3884-3890 Indian Ripple Road, Beavercreek, Ohio 45440.

Term. The term of this Lease shall be for (5) five years, commencing on March 1, 1991, and ending on February 28, 1996. Tenant is given the option to renew the Lease for an additional (2) two year period. Said option shall be exercised by giving written notice no less than (180) one hundred eighty days prior to the expiration of the initial term.

Rent. Lessee shall pay to Lessor as Rent for the Premises during the term of the Lease as follows:

         Year One: March 1991-February 1992

         Base office space                           $59,760.00
         Storage space                               $ 1,320.00
         Addition                                    $ 8,010.00
                                                     ----------
                  TOTAL                              $69,090.00

The sum of ($69,090.00) SIXTY NINE THOUSAND NINETY DOLLARS AND NO
CENTS

         Year Two:  March 1992-February 1993

         Base office space                            $63,360.00
         Storage space                                $ 1,320.00
         Addition                                     $ 8,010.00
                                                      ----------
                  TOTAL                               $72,690.00

The sum of ($72,690.00) SEVENTY-TWO THOUSAND SIX HUNDRED NINETY DOLLARS AND NO CENTS.




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         Year Three: March 1993-February 1994

         Base office space                           $63,360.00
         Storage space                               $ 1,320.00
         Addition                                    $ 8,010.00
                                                     ----------
                  TOTAL                              $72,690.00


The sum of ($72,690.00) SEVENTY-TWO THOUSAND SIX HUNDRED NINETY DOLLARS AND NO CENTS.

         Year Four:  March 1994-February 1995

         Base office space                           $63,360.00
         Storage space                               $ 1,320.00
         Addition                                    $ 8,010.00
                                                     ----------
                  TOTAL                              $72,690.00

The sum of ($72,690.00) SEVENTY-TWO THOUSAND SIX HUNDRED NINETY DOLLARS AND NO CENTS.

         Year Five:  March 1995-February 1996

         Base office space                           $66,528.00
         Storage space                               $ 1,320.00
         Addition                                    $ 8,010.00
                                                     ----------
                  TOTAL                              $75,858.00

The sum of ($75,858.00) SEVENTY-FIVE THOUSAND EIGHT HUNDRED FIFTY-EIGHT DOLLARS AND NO CENTS.

Payable in monthly installments:

         Year One (1)                                $5,757.50
         Year Two (2)                                $6,057.50
         Year Three (3)                              $6,057.50
         Year Four (4)                               $6,057.50
         Year Five (5)                               $6,321.50

Rent shall be paid in advance on the first day of each month of the term hereof. Rent shall be payable in lawful money of the United States of America to the Lessor at the following address: Rowland Investments P.O. Box 292618, Kettering, Ohio 45429, or may be hand delivered to 3900 Indian Ripple Road, Dayton, Ohio 45440, or to such persons or at such other places as Lessor may designate in writing. Rent shall be paid without offset, notice or demand. If rent is not received by the fifth day of the month, a late fee of five percent (5%) will be added to the amount due.

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Year One (1)         Late Payment      $287.88      Totaling       $6,045.38
Year Two (2)         Late Payment      $302.88      Totaling       $6,360.38
Year Three (3)       Late Payment      $302.88      Totaling       $6,360.38
Year Four (4)        Late Payment      $302.88      Totaling       $6,360.38
Year Five (5)        Late Payment      $316.08      Totaling       $6,637.58

Rent for the optional period will be ($75,858) SEVENTY FIVE THOUSAND EIGHT HUNDRED FIFTY EIGHT DOLLARS AND NO CENTS per year, payable in monthly installments of ($6,321.50) SIX THOUSAND THREE HUNDRED TWENTY-ONE DOLLARS AND FIFTY CENTS per month.

Security Deposit. Lessee has deposited with Lessor ($3,900.00) THREE THOUSAND NINE HUNDRED DOLLARS AND NO CENTS as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said retained security deposit, Lessee shall within (10) ten days after written demand therefore deposit cash which Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

Use. The Premises shall be used and occupied as an office and warehouse space for Miami Computer Supply, Inc. or any other use which is reasonably comparable and for no other purpose.

Lessee shall not use or store hazardous or toxic substances on or about the Premises. Lessee shall not discharge into the sanitary sewer any substances deemed hazardous or toxic by the Greene County Sanitary Engineer.

Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time during the last 120 days of the term


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hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

Condition of Premises. Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (Unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within (30) thirty days after the lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder.

Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

Damage or Destruction to Premises. If the Premises are rendered untenantable by fire or other casualty, Lessee shall have the option to vacate the premises subject to local authority) within (10) ten days and will pay no further rent following the damage or destruction and Lessor will refund to Lessee the unearned portion of any rent paid in advance prorated to the date of damage or destruction. If the Premises are not repaired by Lessor, within a reasonable time, to its original condition, Lessee at his option, may terminate this lease.

Repairs. Except for damage or destruction caused by fire or other casualty, Lessor will be responsible to maintain and repair the exterior of the building in which the premises are located, including upkeep of the ground, such as lawn mowing an upkeep of


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the parking lot and maintaining the common area. However, it does not include maintenance within the Lessee Premises. Lessee will be responsible to maintain and repair the interior of the Premises including plumbing, (all fixtures and equipment), heating and air conditioning, and electrical system, with ($1,000.00) ONE THOUSAND DOLLARS AND NO CENTS maximum for any given calendar year any amount over will be paid by Lessor.

Utilities. Lessee shall pay the electric, gas, water and waste removal costs and all other utilities attributable to Lessee's use.

Assignment and Sublease. Lessee may not assign this Lease, or any part thereof, without the prior written consent of the Lessor. Lessee may not sublet unless written consent is obtained from Lessor. Lessor's consent to assignment or subletting shall not be unreasonably withheld.

Insurance. Lessee agrees, at its on expense, to maintain in full force during the lease term, a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in the State of Ohio, which will insure Lessee and Lessor (and such other persons, firms or corporations as are designated by Lessor) against liability for injury to persons and/or property and death of any person or persons occurring in or about the premises; Each such policy shall be approved as to form and insurance company by Lessor. The liability under such insurance shall not be less than FIVE HUNDRED THOUSAND DOLLARS for any one person injured or killed, and not less than TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) for loss from damage or destruction of property. If, in the considered opinion of Lessor's insurance advisor, the amount of such coverage is not adequate, Lessee agrees to increase said coverage to such amounts as Lessor's insurance advisor and Lessee's insurance advisor mutually agree is adequate. Lessee shall provide Lessor with copies of certificates of all said policies including an endorsement which states that such insurance shall not be cancelled except ater (20) twenty days notice in writing to Lessor.

Lessee agrees that all personal property in said Premises shall be and remain at his risk and Lessor shall not be liable for any damage to or loss to such personal property arising from any acts of negligence of any other persons, nor from leaking of the roof, or from bursting, leaking or overflowing of water, sewers, or steam pipes, or from heating, air conditioning, or plumbing fixtures or from electrical wires or fixtures or from any other cause whatsoever, nor shall Lessor be liable for any injury to the person of the Lessee, or other persons in said Premises; the Lessee expressly agrees to save the Lessor harmless in all such cases.


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Lessee agrees that Lessee will not permit or do anything which would increase the rate of fire insurance upon said Premises, and that should said rate be increased by reason of Lessee's use of said Premises Lessee will pay Lessor the difference in fire insurance premiums over and above the cost of premiums which would be incurred by Lessor without Lessee's use of the Premises.

Mutual Waiver of Subrogation: Lessor and Lessee hereby waive all causes of action and rights of recovery against each other and their agents, employees, licensees and invitees for any injury to or death of any person or loss or damage occurring to the Premises, the building in which the Premises are situated, or the improvements, fixtures or other personal property located in or about the Premises or building resulting from any perils covered by insurance, regardless of the cause or origin of such loss or damage (including without limitation the negligence of either party or their respective agents, employees, licensees, and invitees), to the extent of any recovery on or under any policy or policies of insurance will not be invalidated in whole or in part by reason thereof.

Improvements and Alterations. Lessee shall not have the right to make any alterations, improvements, and/or additions to the Premises which affect the exterior thereof or any structural, mechanical or electrical components thereof without first obtaining Lessor's consent. All alterations, additions, improvements and fixtures, other than trade fixtures not affixed to realty, which may be made or installed by either of the parties hereto upon the Premises and which in any manner are attached to the floors, walls, or ceiling, shall at the option of the Lessor, become the property of the Lessor, and at the termination of this Lease, shall remain upon and be surrendered with the Premises. Nevertheless, wall-mounted items such as cabinetry, and such property as are attached or connected to the plumbing shall remain the property of the Lessee; upon the removal of wall- mounted items, Lessee shall be responsible for any repairs to the walls, floors, ceilings necessitated by the removal. Upon surrender of the Premises, Lessee shall have the right to remove any and all of his/her equipment and all other personal property owned and used by his/her business. Lessee shall bear the costs of repairs for any damage caused by the removal of such "trade fixtures" or other removeable items.

The plumbing facilities shall not be used for any other purpose than that which they are constructed, and no foreign substances of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Lessee, who shall or whose employees, agents or invitees shall have caused it.


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Eminent Domain. If all or any part of the Premises is taken by, or sold under threat of appropriation, this Lease will terminate as of the date of such taking or sale. The entire award or compensation paid for the property taken or acquired, and for damages to residue, if any, will belong entirely to Lessor and no amount will be payable to Lessee.

Default. In the event that: (a) the rent, or any part thereof, remains unpaid for (30) thirty days after it becomes due; (b) Lessee's interest herein is sold under execution or other legal process; (c) Lessee makes an assignment for the benefit of creditors; (d) any proceeding in bankruptcy or for a wage earner's plan, an arrangement or reorganization, or any other proceeding under any insolvency law, is instituted by or against Lessee; (e) a receiver or trustee is appointed for the property of Lessee; or (f) Lessee fails to keep any of the other covenants of this Lease, it will be lawful for Lessor to re-enter and possess the Premises and thereupon, at Lessor's option this Lease shall terminate.

Quiet Enjoyment. Lessor agrees that if Lessee pays the rents and keeps and performs the covenants of this Lease on the part of Lessee to be kept and performed, Lessee will peaceably and quietly occupy the premises during the term hereof without any hindrance, ejection or molestation by Lessor or any other person lawfully claiming under Lessor.

Binding Effect. This Lease and the agreements of Lessor and Lessee contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties.

Signs. Any outside signs placed on leased premises must be approved by Lessor, and if required by law, by appropriate zoning authorities. Lessee may have an outside sign, limited to one panel 24 inches high by 225 inches long paid for by Lessee. The sign showing the individual name of Lessee, or company name, provided it meets the requirements of Lessor. The cost of the sign to be paid by Lessee.

Cancellation of Agreement of Lease. Should Lessee desire to terminate this Agreement of Lease between March 1, 1994 and February 28, 1996, the following four (4) conditions must be fully satisfied:

         1. The Lessee will provide the Lessor a written notice of intent to terminate the Agreement of Lease One Hundred Eighty (180) days prior to the termination date.

         2. The Lessee has paid the Lessor all rent due to date.

         3. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the interior premises to Lessor in the same condition as when received, ordinary wear and


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tear excepted, clean and free of debris. Lessee shall repair any damage to the premises occassioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the power panels, electrical distribution systems, lighting fixtures, heating systems, air conditioning and plumbing on the premises in good operating condition.

         4. The Lessee will pay Lessor fifty percent (50%) of all future financial obligations thirty (30) days prior to the terminaiton date. These monies are paid to Lessor as compensation for cancellation of the Agreement of Lease.

If these above conditions are not fully satisfied the Agreement of Lease will not be terminated and all Lessee obligations of the Agreement of Lease remain in force.

Upon Satisfaction of Conditions to Terminate Lease.

         1. After Lessor receives the above payments from the Lessee and the above obligations are fully satisfied the Lessor will terminate the Agreement of Lease and Lessee will have no further monetary obligations to Lessor for the Cancellation of the Agreement of Lease.

         2. If the Lessor is able to re-lease the vacated space of the Lessee within the remaining period of the terminated Lease, the Lessor will reimburse to the Lessee an amount equal to the pro-rata share of the leased space.

         3. Thirty days after termination of this Lease and vacation of premises, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not heretofore been applied by Lessor.

In witness whereof, Lessor and Lessee have executed this Agreement of Lease on the ______ day of _____________, 1991.

Signed and acknowledged in the presence of:

Witness                                        Rowland Investments

                                               By:

                                               Date:

Witness                                        Miami Computer Supply, Inc.

                                               By:

                                               Title:



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                                                     Date:
State of Ohio
County of Greene

Be it remembered, that on the ____ day of ________________ 1991 before me, a Notary Public in and for said county, Personally came ____________ for Rowland Investments, the Lessor, an acknowledged the signing thereof to be their voluntary act and deed.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                                     Notary Public



State of Ohio

County of Greene

Be it remembered, that on the ______day of __________________1991, before me a Notary Public in and for said County, Personally came __________________, the Lessee, and acknowledged the signing thereof to be his voluntary act and deed.

In testimony whereof, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                                     Notary Public